UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                                PFS Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, schedule or registration statement no.:

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      (3)   Filing party:

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      (4)   Date filed:

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

                            [PFS Bancorp, Inc. Logo]

                                                                   April 7, 2005

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of PFS Bancorp, Inc. The meeting will be held at our main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 5, 2005 at 3:00 p.m., Eastern Daylight Savings Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      On behalf of the board of directors and all of the employees of PFS Bancorp, Inc., I thank you for your continued interest and support.

                                         Sincerely,


                                         /s/ Mel E. Green

                                         Mel E. Green
                                         President and Chief Executive Officer

                                PFS BANCORP, INC.
                          Second and Bridgeway Streets
                              Aurora, Indiana 47001
                                 (812) 926-0631
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held on May 5, 2005

                                 ---------------

      Our Annual Meeting of Stockholders will be held at the main office of PFS Bancorp located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 5, 2005 at 3:00 p.m., Eastern Daylight Savings Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

      (1) To elect two directors for a three-year term expiring in 2008, and until their successors are elected and qualified;

      (2) To ratify the appointment by the Audit Committee of the board of directors of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2005; and

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you were a stockholder of record as of the close of business on March 24, 2005, the voting record date.

                                    By Order of the Board of Directors


                                    /s/ Mel E. Green

                                    Mel E. Green
                                    President and Chief Executive Officer

Aurora, Indiana
April 7, 2005

--------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
About the Annual Meeting of Stockholders............................................      1
Information with Respect to Nominees for Director, Continuing Directors and
       Executive Officers...........................................................      3
      Election of Directors.........................................................      3
      Directors Whose Terms Are Continuing..........................................      4
      Executive Officers Who Are Not Directors......................................      5
      Director Nominations; Committees and Meetings of the Board of Directors
        of PFS Bancorp..............................................................      5
      Compensation Committee Interlocks and Insider Participation...................      7
      Compensation of Directors.....................................................      7
      Code of Ethics for Directors, Executive Officers and Financial Professionals..      7
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management          8
      Section 16(a) Beneficial Ownership Reporting Compliance.......................      9
Executive Compensation..............................................................     10
      Summary Compensation Table....................................................     10
      Deferred Compensation Plan....................................................     10
      Stock Options.................................................................     11
      Indebtedness of Management and Related Party Transactions.....................     11
Report of the Compensation Committee................................................     12
Ratification of Appointment of Auditors.............................................     13
      Audit Fees....................................................................     13
Report of the Audit Committee.......................................................     14
Stockholder Proposals, Nominations and Communications with the Board of Directors        15
Annual Reports......................................................................     16
Other Matters.......................................................................     16

Appendix A - Amended and Restated Audit Committee Charter...........................    A-1

                                PFS BANCORP, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock of PFS Bancorp, Inc., the parent holding company of Peoples Federal Savings Bank. Proxies are being solicited on behalf of our board of directors to be used at the Annual Meeting of Stockholders to be held at our main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 5, 2005 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about April 7, 2005.

What is the purpose of the Annual Meeting?

      At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of PFS Bancorp and respond to questions from stockholders.

Who is entitled to vote?

      Only our stockholders of record as of the close of business on the record date for the meeting, March 24, 2005, are entitled to vote at the meeting. On the record date, we had 1,473,728 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

      After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

      Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

      Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in "street" name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

      Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

      o First, you may send a written notice to the Secretary of PFS Bancorp, Mr. Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001, stating that you would like to revoke your proxy.

      o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

      o Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

      If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the board of directors' recommendations?

      The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Grant Thornton LLP for fiscal 2005.

      The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

      Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The proposals to elect directors and to ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will be no "broker non-votes" at this meeting. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      Our Articles of Incorporation provide that the board of directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

      At the Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2008, and until their successors are elected and qualified.

      No nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Messrs. Laker and Houze who are first cousins. Each nominee currently serves as a director of PFS Bancorp and of Peoples Federal Savings Bank. Our board of directors has determined that a majority of our members are independent directors as defined in the Nasdaq National Market's listing standards. The current independent members are Messrs. Houze, Laker, Moeller, Petty and Tandy.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director and our continuing directors. Ages are reflected as of March 24, 2005 and tenure as director includes service as a director of People Federal Savings Bank.

           Nominees for Director for Three-Year Terms Expiring in 2008

                                                Principal Occupation During                 Director
         Name                  Age                 the Past Five Years                        Since
---------------------------  ------      ----------------------------------------------    -----------
Mel E. Green                   55        President and Chief Executive Officer of the          2001
                                         PFS Bancorp and Peoples Federal since July
                                         2001.  Previously, Managing Officer and Chief
                                         Executive Officer of Peoples Federal since
                                         May 1993.

Robert L. Laker                74        Chairman of the Board of PFS Bancorp and              1972
                                         Peoples Federal. Retired since 1999.
                                         Previously, President of Robert L. Johnston
                                         Co., Inc., a retail furniture and appliance
                                         store in Aurora, Indiana.

      The board of directors recommends that you vote FOR election of the nominees for director.

Directors Whose Terms Are Continuing

                     Directors with a Term Expiring in 2006

                                                Principal Occupation During                 Director
         Name                  Age                 the Past Five Years                        Since
---------------------------  ------      ----------------------------------------------    -----------
Gilbert L. Houze               76        Vice Chairman of the Board of PFS Bancorp             1965
                                         and  Peoples Federal.  Retired.  Previously,
                                         Managing Officer and President of the Savings
                                         Bank.

Jack D. Tandy                  73        Corporate Secretary of PFS Bancorp and                1986
                                         Assistant Secretary of Peoples Federal.
                                         Previously, Director and non-employee Vice
                                         President of PFS Bancorp and Peoples Federal.
                                         Previously, owner of Tandy's Men's
                                         Warehouse, a retail clothing store in Aurora,
                                         Indiana.

                     Directors with a Term Expiring in 2007

                                                Principal Occupation During                 Director
         Name                  Age                 the Past Five Years                        Since
---------------------------  ------      ----------------------------------------------    -----------
Dale R. Moeller                68        Owner and Operator of the Moeller                     1987
                                         Insurance Company, Aurora, Indiana.

Carl E. Petty                  67        Owner and President of Aurora Lumber                  1986
                                         Company, Inc., Aurora, Indiana, a retail
                                         lumber and building materials facility.

Executive Officers Who Are Not Directors

      Set forth below is information with respect to the principal occupations during the last five years for the executive officer of PFS Bancorp and Peoples Federal who does not also serve as a director. Age is as of March 24, 2005.


                                                            Principal Occupation During
         Name                  Age                              the Past Five Years
---------------------------  ------      -----------------------------------------------------------------
Stuart M. Suggs                47        Mr. Suggs currently serves as Corporate Treasurer, Vice
                                         President, Chief Operating Officer and Chief Financial Officer
                                         of PFS Bancorp and Peoples Federal since August 2004; and
                                         prior thereto as Corporate Treasurer, Vice President and Chief
                                         Financial Officer since October  2001.  Previously, Mr. Suggs was Vice President and Chief Financial Officer of Peoples
                                         Federal since July 1999.  Prior thereto, Mr. Suggs was the Chief
                                         Financial Officer of Sycamore National Bank, Cincinnati, Ohio,
                                         from June 1998 through July 1999.  Previously, Mr. Suggs was an Assistant Vice President of Accounting Systems & Analysis
                                         with PNC Bank, Cincinnati, Ohio, between June 1980 and
                                         February 1998.

Director Nominations; Committees and Meetings of the Board of Directors of PFS Bancorp

      The board of directors of PFS Bancorp has established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 2004, the board of directors of PFS Bancorp met twelve times. During fiscal 2004, the board of directors held five separate executive sessions of solely independent directors in accordance with the listing requirements of the Nasdaq Stock Market, Inc. No director of PFS Bancorp attended fewer than 75 percent of the aggregate total number of board meetings and committee meetings on which he served during this period. Five of the six members of the board attended the Annual Meeting of Stockholders in May 2004.

      Nominating and Corporate Governance Committee. We established a Nominating and Corporate Governance Committee in 2004 for the purpose of nominating directors for election at the annual meeting. The current members of the Nominating and Corporate Governance Committee are

Messrs. Houze, Moeller and Petty who met once in 2005 to consider director nominations and recommended nominees to the full board of directors. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq's listing standards, who rotate annually so that no director will be in a position to recommend himself for nomination to the board of directors.

      On February 12, 2004, the Nominating and Corporate Governance Committee adopted a written charter which was attached as Appendix A to our 2004 Annual Meeting Proxy Statement. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for election or appointment to the board of directors. The committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing supporting material the stockholder considers appropriate.

      Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the board of directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-KSB, and monitors PFS Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of Messrs. Tandy, Moeller and Petty, who is Chairman.

      All of the members of the Audit Committee are independent as determined by our board of directors and as defined in Nasdaq's listing standards and rules and regulations of the SEC. Although Mr. Tandy held the title of "Vice President" while serving on the board of directors of Peoples Federal Savings Bank from 1992 to 2001, Mr. Tandy was not an employee of Peoples Federal Savings Bank nor was he in any manner involved in its daily operations. The Audit Committee meets on an as needed basis and met four times in fiscal 2004. The board of directors and the Audit Committee have adopted an amended and restated Audit Committee charter which is attached hereto as Appendix A.

      The board of directors has determined that no members of the Audit Committee meet the requirements recently adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. In accordance with our Bylaws, Mr. Houze will not be eligible for re- election to the board of directors at the next annual meeting in 2006 due to his age. We are presently exploring means to expand the board to include an audit committee financial expert or, alternatively, will seek to replace Mr. Houze in 2006 with an individual who meets the definition of an audit committee financial expert.

Compensation Committee Interlocks and Insider Participation

      Compensation Committee. The Compensation Committee of PFS Bancorp consists of Messrs. Laker, Houze, Moeller, Petty and Tandy. The Compensation Committee reviews the compensation of PFS Bancorp's Chief Executive Officer and the other executive officers. The Compensation Committee met three times during 2004. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 2004 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of PFS Bancorp or Peoples Federal, except that Mr. Houze served as Managing Officer and President of Peoples Federal until his retirement in 1993. All members are independent members of our board of directors as defined in the Nasdaq's listing standards.

Compensation of Directors

      Each director, except Mr. Green, receives annual fees of $15,276 for services on the board of directors, $2,544 for service on all the committees and payment of 80% of their health insurance premiums so long as he is absent from no more than four meetings of the board of directors and committees on which he served held during the applicable year. As members of Peoples Federal Savings Bank's Loan Committee, Messrs. Laker, Houze, Tandy, Petty and Moeller also received a fee of $50 for inspecting properties securing real estate loans due to their extensive knowledge about local values and trends. Such payments aggregated approximately $2,000 for each director in 2004. In addition, Messrs. Laker, Houze and Tandy received a fee of $2,160, $1,524 and $768, respectively, for serving as Chairman of the Board, Vice Chairman of the Board and Secretary, respectively, of Peoples Federal Savings Bank during 2004. For the year ended December 31, 2004, each director, other than Mr. Green, received a year-end payment of $700.

Code of Ethics for Directors, Executive Officers and Financial Professionals

      The board of directors has adopted a code of ethics for our directors, executive officers, including the chief executive officer and the chief financial officer, and financial professionals. Our directors and officers are expected to adhere at all times to this code of ethics. Failure to comply with this code of ethics is a serious offense and will result in appropriate disciplinary action. We have posted this code of ethics on our Internet website at www.peoplesfederalsavings.com.

      We will disclose on our Internet website at www.peoplesfederalsavings.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      The following table sets forth, as of March 24, 2005, the voting record date, certain information as to the PFS Bancorp common stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of PFS Bancorp, (iii) certain executive officers of PFS Bancorp, and (iv) all directors and executive officers of PFS Bancorp as a group.


                                                Common Stock Beneficially Owned as of
                                                           March 24, 2005
                                              ---------------------------------------
          Name of Beneficial Owner                  Amount(1)          Percentage(2)
--------------------------------------------  ---------------------   ---------------
PFS Bancorp, Inc.                                 121,670(3)                8.3%
  Employee Stock Ownership Plan Trust
  Second and Bridgeway Streets
  Aurora, Indiana 47001

Kenneth and Joan Lehman                           109,613(4)                 7.4
  1408 North Abingdon Street
  Arlington, Virginia 22207

Directors:
  Mel E. Green                                     34,753(3)(5)(6)           2.4
  Gilbert L. Houze                                 19,981(5)(7)              1.4
  Robert L. Laker                                  29,981(3)(5)(8)           2.0
  Dale R. Moeller                                  14,981(5)(9)              1.0
  Carl E. Petty                                    29,981(5)(10)             2.0
  Jack D. Tandy                                    29,981(5)(11)             2.0

Executive Officer:
  Stuart M. Suggs                                   9,483(3)(5)(12)            *

All directors and executive officers of the
  Company as a group (7 persons)                  169,141(3)(13)            11.4

--------------------

*     Represents less than 1% of our outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                        (Footnotes continued on following page.)

--------------------

(2) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of March 24, 2005, the voting record date, have been exercised.

(3) The PFS Bancorp, Inc. Employee Stock Ownership Plan Trust was established pursuant to the PFS Bancorp, Inc. Employee Stock Ownership Plan by an agreement between PFS Bancorp and Messrs. Green, Laker and Suggs who act as Trustees of the ESOP. As of December 31, 2004, 46,073 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(4) The information on number of shares held is based on a Schedule 13D/A filed on March 4, 2004 by Kenneth R. Lehman and Joan Abercrombie Lehman, spouses, who report joint ownership of all of the shares. According to such filing, they each share voting power and dispositive power over all the shares.

(5) Includes for each individual 1,826 shares held in the 2002 Recognition and Retention Plan Trust and 1,939 shares subject to stock options that are exercisable within 60 days of March 24, 2005.

(6) Includes 4,772 shares which have been allocated to Mr. Green's account in the ESOP.

(7)   Includes 15,000 shares held jointly with Mr. Houze's spouse.

(8) Includes 15,000 shares held by Mr. Laker's spouse in trust and 10,000 shares in trust for the benefit of Mr. Laker.

(9)   Includes 10,000 shares held jointly with Mr. Moeller's spouse.

(10)  Includes 25,000 shares held jointly with Mr. Petty's spouse.

(11) Includes 12,500 shares held by Mr. Tandy's spouse in trust and 12,500 shares held in trust for the benefit of Mr. Tandy.

(12) Includes 4,502 shares that have been allocated to Mr. Suggs' account in the ESOP.

(13) Includes an aggregate of 9,274 shares of common stock held in the ESOP, 12,782 shares held in the Recognition and Retention Plan Trust and 13,573 shares subject to stock options that are exercisable within 60 days of March 24, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

      Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, 2004, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

      PFS Bancorp does not pay separate cash compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by Peoples Federal for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001 to the President and Chief Executive Officer. No executive officers of PFS Bancorp, or its subsidiaries, received a total annual salary and bonus during fiscal 2003 in excess of $100,000.

                                                                Long Term Compensation
                                                                        Awards
                                                              --------------------------
                                    Annual Compensation (1)                  Securities
      Name and                    --------------------------   Restricted    Underlying        All Other
 Principal Position     Year         Salary          Bonus       Stock        Options         Compensation
--------------------  -------     -----------     ----------  ------------   -----------    ---------------
Mel E. Green            2004        $81,463         $  700     $    --             --            $22,471(4)
President and Chief     2003         78,367            700          --          9,692(3)          26,024
Executive Officer       2002         74,954          1,700      51,714(2)          --             19,312

--------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management, the costs of providing such benefits to the named executive officer during the years ended December 31, 2004, 2003 and 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 3,042 shares of restricted common stock to Mr. Green pursuant to the Recognition Plan, which was deemed to have had the indicated value at the date of grant. The award vests 20% per year from the date of grant. As of December 31, 2004, Mr. Green had 1,826 shares of unearned restricted stock which had a fair market value of $32,265. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) Reflects adjustment of the number of options awarded to reflect the $5.00 return of capital in November 2004.

(4) Includes the fair market value of 1,202 shares of common stock on December 31, 2004 ($17.67), allocated to Mr. Green's ESOP account during 2004. Also includes contributions by Peoples Federal Savings Bank to its 401(k) plan for the benefit of Mr. Green which amounted to $1,232 during fiscal 2004.

Deferred Compensation Plan

      In December 2000, Peoples Federal established an Executive Officers and Directors Deferred Compensation Plan pursuant to which participants will be entitled to annual payments of $17,800 for 10 years upon their retirement, provided they have served as a director or executive officer for at least 10 years. Benefits under the deferred compensation plan will become immediately vested upon a change-in- control of Peoples Federal. In addition to the current directors, Mr. Suggs, who is Corporate Treasurer,

Vice President, Chief Operating Officer and Chief Financial Officer of PFS Bancorp and Peoples Federal, participates in this plan.

Stock Options

                             Stock Option Repricings

      The following table sets forth, with respect to the executive officer named in the Summary Compensation Table above, information with respect to stock options repriced during 2004.

                                Number of                                                Length of
                                Securities    Market Price     Exercise               Original Option
                                Underlying    of Stock at    Price at Time     New    Term Remaining
                                 Options        Time of      of Repricing   Exercise    at Date of
Name                    Date     Repriced     Repricing(1)      ($/Sh)        Price      Repricing
-------------------   --------  ----------    ------------   -------------  --------  ---------------
Mel E. Green          10/14/04    9,692       $    19.03      $    16.85    $  13.22    8.5 years
President and Chief
Executive
 Officer

--------------------

(1) The market price was based on the closing price of PFS Bancorp's common stock on the date of the return of capital on October 14, 2004.

                             Year-end Option Values

      The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of options held as of December 31, 2004 and the value with respect thereto.

                                           Number of Securities
                                          Underlying Unexercised               Value of Unexercised
                                                  Options                      In The Money Options
                                                at Year End                       at Year End(1)
                                        ----------------------------      -------------------------------
Name                                    Exercisable    Unexercisable      Exercisable       Unexercisable
--------------------------------------  -----------    -------------      -----------       -------------
Mel E. Green                              1,939            7,753             $8,629            $34,501
President and Chief Executive Officer

--------------------

(1) Calculated by multiplying (i) the difference between the fair market value of a share of the common stock underlying the options at December 31, 2004 ($17.67) and the exercise price of the options and (ii) the number of shares subject to option.

Indebtedness of Management and Related Party Transactions

      In the ordinary course of business, Peoples Federal makes loans available to its directors, officers and employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Under a program available to all of our employees, we make loans available to our directors and executive officers at discounted rates of interest equal to Peoples Federal's average cost of funds plus 1% as adjusted every six months. At December 31, 2004, Peoples Federal had one loan in excess of $60,000 outstanding to Mr. Houze with a balance of approximately $75,000 and an interest rate of 3.0%. Such loan was current in accordance with its original terms as of December 31, 2004.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

      The Compensation Committee of the board of directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the executive officers of PFS Bancorp and Peoples Federal Savings Bank. During 2004, the members of the Compensation Committee met three times.

      The members of the Compensation Committee of both PFS Bancorp and Peoples Federal Savings Bank are identical and no member of the Compensation Committee is a current employee of PFS Bancorp or any subsidiary. The Compensation Committee of PFS Bancorp has exclusive jurisdiction over the administration and grants relating to the 2002 Stock Option Plan and 2002 Recognition and Retention Plan. The Compensation Committee uses market studies and published compensation data as a resource in establishing a competitive compensation program.

      The Compensation Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of Peoples Federal Savings Bank, efficiency ratios, growth, satisfactory regulatory examinations, and market value of PFS Bancorp. The Compensation Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share growth and the return on average equity of PFS Bancorp.

      The Compensation Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including our President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that we are able to compete for and retain qualified management personnel who are critical to our long-term success while aligning the interests of those managers with the long-term interests of our shareholders.

                                     Members of the Compensation Committee

                                     Gilbert L. Houze
                                     Robert L. Laker
                                     Dale R. Moeller
                                     Carl E. Petty
                                     Jack D. Tandy

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Audit Committee of the board of directors has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of our financial statements for the year ending December 31, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

      We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with PFS Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      In determining whether to appoint Grant Thornton LLP as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, our auditors performed tax-related services, including the completion of our corporate tax returns, in 2004. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

  The board of directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2005.

Audit Fees

      The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered by Grant Thornton LLP in connection with the audit of PFS Bancorp's consolidated financial statements for 2004 and 2003, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during 2004 and 2003.

                                                      Year Ended December 31,
                                                   ---------------------------
                                                      2004             2003
                                                   ----------       ----------

Audit fees (1).....................                  $55,685         $51,950
Audit-related fees.................                       --              --
Tax fees (2).......................                    4,390           4,160
All other fees (3).................                    2,500           4,825
                                                     -------         -------
     Total.........................                  $62,575         $60,935
                                                     =======         =======

--------------------

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

                                        (Footnotes continued on following page.)

--------------------

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(3) For 2004, all other fees consisted of fees paid in connection with our special capital distribution in October 2004, and for 2003, all other fees consisted of fees paid in connection with an information technology audit.

      The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it primarily to PFS Bancorp. The Audit Committee also reviews and pre-approves all audit- related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

      Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

      In March 2005, the Audit Committee reviewed and revised its Charter in order to ensure compliance with the Nasdaq's listing standards and submitted the revised Charter to the full Board of Directors for approval. A copy of the Amended and Restated Audit Committee Charter is attached as an appendix to this proxy statement.

      The Audit Committee has reviewed and discussed PFS Bancorp's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with PFS Bancorp's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in PFS Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

                                                Members of the Audit Committee

                                                Dale R. Moeller
                                                Carl E. Petty
                                                Jack D. Tandy

--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

      Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of PFS Bancorp relating to the next annual meeting of stockholders must be received at our principal executive offices, Second and Bridgeway Streets, Aurora, Indiana 47001, Attention: Corporate Secretary, no later than December 8, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 12 of our Bylaws, which provides that the stockholder must give timely notice thereof in writing to the Secretary of PFS Bancorp (also by December 8, 2005). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting, (b) the name and address, as they appear on PFS Bancorp's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

      Stockholder Nominations. Article III, Section 14 of our Bylaws governs nominations for election to the board of directors, and requires all nominations for election to the board, other than those made by the board, to be made by a stockholder eligible to vote at an annual meeting of stockholders who has complied with the notice provisions in that section. Written notice of a stockholder nomination must be delivered to, or mailed to and received at, our principal executive offices not later than 120 days prior to the anniversary date of the initial mailing of proxy materials in connection with the immediately preceding annual meeting of our stockholders. For this Annual Meeting, such notice must have been received no later than the close of business on December 9, 2004. We did not receive any such nominations.

      The board of directors or our nominating committee may reject any nomination by a stockholder not made in accordance with the requirements of
Article III, Section 14. Notwithstanding the foregoing, if neither the board of directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article III, Section 14.

      Stockholder Communications. Our board of directors has adopted a formal process by which stockholders may communicate with the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the board of directors of PFS Bancorp, Inc., c/o Jack D. Tandy, Corporate Secretary, at Second and Bridgeway Streets, Aurora, Indiana 47001.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      A copy of PFS Bancorp's Annual Report to Stockholders for the year ended December 31, 2004 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

      Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-KSB (without exhibits) for 2004 required to be filed with the SEC. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-KSB for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001. The Form 10-KSB is not part of the proxy solicitation materials.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by PFS Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                                      Appendix A

                                PFS BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

      The Board of Directors of PFS Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A. Composition

      The Committee shall consist of three or more directors, each of whom is independent, as such term is defined in the rules of the SEC and the Nasdaq Stock Market (the "Nasdaq"), free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement). Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B. Mission Statement and Principal Functions

      The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

      (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

      (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-KSB prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-KSB, based upon the Committee's review and discussions with the outside auditors.

      (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 10-QSB with the SEC.

      (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

      (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

      (6) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

      (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements and recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

      (8) Review and reassess the adequacy of this Charter annually.

Independent Accountants

      (9) Affirm an understanding with the outside auditors that the Committee as a committee of the Board of Directors has the ultimate authority and responsibility to select, compensate, evaluate and, where appropriate, replace the outside auditors (including resolving disagreements between management and the outside auditor regarding financial reporting).

      (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

      (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

      (12) Discuss with the outside auditors the matters required to be discussed by Statement on Standards ("SAS") No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

      (13) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

      (14) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.

      (15) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

Internal Audit Program

      (16) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

      (17) The Accounting Department shall report at least annually to the Committee regarding the financial budget and audit schedules and the adequacy thereof.

      (18)   Review   the  scope   and   coordination   efforts   of  the  joint
      internal/external audit program with both internal and external auditors.

      (19) Review reports of any embezzlement and other reportable incidents related to the Company's financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

      (20) Review reports of the internal auditors and reports of financial examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

Regulatory Compliance

      (21) Cause to be maintained an appropriate regulatory compliance program covering the Company and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

      (22)  Review  reports of the  compliance  officer  covering  the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

      (23) Receive reports on Peoples Federal Savings Bank's (the "Bank") compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management and the Bank's independent public accountant.

Internal Controls and Procedures

      (24) Review periodically the scope and implications of the Company's internal financial controls and procedures and consider their adequacy.

      (25) Maintain direct access to the senior Bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

      (26) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company's internal financial procedures.

Special Duties

      (27) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

C. Meetings

      Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-KSB .

      Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

      At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Operating Officer/Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

                                        Adopted by Audit Committee
                                        as of March 29, 2005

                                        Approved by the Board of Directors
                                        as of March 31, 2005

|X| PLEASE MARK VOTES AS                                         REVOCABLE PROXY
    IN THIS EXAMPLE

                                PFS BANCORP, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PFS BANCORP, INC. If no boxes are marked, your vote will be cast as recommended by the Board of Directors by simply signing your name below and returning this card.

      The undersigned, being a stockholder of PFS Bancorp, Inc. as of March 24, 2005, hereby authorizes the Board of Directors or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at PFS Bancorp's main office, located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, May 5, 2005 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

      |_|  FOR all nominees listed below   |_|   WITHHOLD         |_|  FOR ALL
           (except as marked to the                                    EXCEPT
           contrary below)

      Nominees for three-year term expiring in 2008:

      Mel E. Green and Robert L. Laker.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------

2.    PROPOSAL  to  ratify  the  appointment  by the  Audit  Committee  of Grant
      Thornton LLP as PFS Bancorp's independent auditors for the year ending December 31, 2005.

      |_|  FOR                      |_|  AGAINST                    |_|  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      Shares of PFS Bancorp's Common Stock will be voted as specified. Unless otherwise marked, your proxy will be voted for the proposals by simply signing your name and returning this card. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of PFS Bancorp, Inc. called for May 5, 2005, the accompanying Proxy Statement and the Annual Report prior to the signing of this proxy.

      Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                              ------------------
         Please be sure to sign and date                       Date
          this Proxy in the box below.
      --------------------------------------------------------------------------


           Stockholder sign above      Co-holder (if any) sign above
      -----                      -----                               -----------

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                PFS BANCORP, INC.
--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

                                                         ESOP VOTING INSTRUCTION CARD
|X| PLEASE MARK VOTES AS                                       PFS BANCORP, INC.
    IN THIS EXAMPLE

    The undersigned hereby instructs the Trustees of the                  1.  ELECTION AS DIRECTORS of all nominees listed:
Employee Stock Ownership Plan of PFS Bancorp, Inc. to
vote, as designated, all the shares of Common Stock                                                                      For All
allocated to my account pursuant to the ESOP as of March                             For            Withhold             Except
24, 2005 at the Annual Meeting of Stockholders to be held at                         |_|            |_|                  |_|
the main office of PFS Bancorp, located at Second and
Bridgeway Streets, Aurora, Indiana on Thursday, May 5,                        Nominees for three-year term expiring in 2008:
2005, at 3:00 p.m., Eastern Daylight Savings Time, and any                    Mel E. Green and Robert L. Laker.
adjournment thereof.
                                                                              Instruction: To withhold authority to vote for any
                                                                              individual nominee, mark "For All Except" and write
                                                                      E       that nominee's name in the space provided below.
                                                                      S
                                                                      O       ____________________________________________
                                                                      P

--------------------------------------------------------------------
                                                                          2.  PROPOSAL TO RATIFY THE APPOINTMENT by the Audit
                                                                              Committee of Grant Thorton LLP as PFS Bancorp's
                                                                              independent auditors for the fiscal year ending
                                                                              December 31, 2005.

                                                                                      For           Against              Abstain
                                                                                      |_|           |_|                  |_|
--------------------------------------------------------------------
                                                                          3.  In their discretion, the Trustees are authorized to
                                                                              vote upon such other business as may properly come
                                                                              before the meeting.

                                               ---------------------
        Please be sure to sign and date          Date
      this Card in the boxes as indicated.

--------------------------------------------------------------------

            Participant sign above
---------                             ------------------------------

      The board of directors recommends a vote FOR the board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by PFS Bancorp's board of directors.

      If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for Proposal 2. If you do not return this card, your shares will generally not be voted.

--------------------------------------------------------------------------------
                   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                       THE CARD TO THE PLAN ADMINISTRATOR.
--------------------------------------------------------------------------------

                         [PFS Bancorp, Inc. Letterhead]

                                                                   April 7, 2005

To:   Participants in PFS Bancorp, Inc.'s Employee Stock Ownership Plan

      As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of PFS Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock allocated to your account pursuant to the Employee Stock Ownership Plan will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction card, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction card to the administrator of the ESOP. The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

      We urge each of you to vote, as a means of participating in the governance of the affairs of PFS Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your accounts will generally not be voted. While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. If you also own shares of PFS Bancorp Common Stock outside of the ESOP, you should receive other voting material for those shares owned by you individually and not under the ESOP. Please return all your voting material so that all your shares may be voted.

                                         Sincerely,


                                         /s/ Mel E. Green

                                         Mel E. Green
                                         President and Chief Executive Officer

                                                         RECOGNITION PLAN VOTING INSTRUCTION CARD
|X| PLEASE MARK VOTES AS                                             PFS BANCORP, INC.
    IN THIS EXAMPLE

    The undersigned hereby instructs the Trustees of the 2002            1.  ELECTION AS DIRECTORS of all nominees listed:
Recognition and Retention Plan and Trust of PFS Bancorp,
Inc. to vote, as designated, all the shares of Common Stock                                                        For All
granted pursuant to the Recognition Plan to the undersigned                      For           Withhold            Except
as of March 24, 2005 at the Annual Meeting of Stockholders                       |_|           |_|                 |_|
to be held at the main office of PFS Bancorp, located at
Second and Bridgeway Streets, Aurora, Indiana on Thursday,                   Nominees for three-year term expiring in 2008:
May 5, 2005, at 3:00 p.m., Eastern Daylight Savings Time,                    Mel E Green and Robert L. Laker.
and any adjournment thereof.
                                                                             Instruction: To withhold authority to vote for any
                                                                             individual nominee, mark "For All Except" and write
                                                                             that nominee's name in the space provided below.
                                                                     R
-------------------------------------------------------------        R       ______________________________________________________
                                                                     P

                                                                         2.  PROPOSAL TO RATIFY THE APPOINTMENT by the Audit
                                                                             Committee of Grant Thorton LLP as PFS Bancorp's
                                                                             independent auditors for the fiscal year ending
                                                                             December 31, 2005.

                                                                                 For            Against             Abstain
                                                                                 |_|           |_|                 |_|
------------------------------------------------------------
                                                                         3.  In their discretion, the Trustees are authorized to
                                                                             vote upon such other business as may properly come
                                                                             before the meeting.

                                                 ------------------
        Please be sure to sign and date          Date
      this Card in the boxes as indicated.

-------------------------------------------------------------------

              Participant sign above
---------                                 -------------------------

      The board of directors recommends a vote FOR the board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by PFS Bancorp's board of directors.

      If you return this card properly signed but you do not otherwise specify, shares will be voted for the board of directors' nominees for director and for Proposal 2. If you do not return this card, your shares will not be voted.

--------------------------------------------------------------------------------
                   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                       THE CARD TO THE PLAN ADMINISTRATOR.
--------------------------------------------------------------------------------

                         [PFS Bancorp, Inc. Letterhead]

                                                                   April 7, 2005

To: Persons Granted Restricted Stock Under PFS Bancorp's 2002 Recognition and Retention Plan

      As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of PFS Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock granted to you pursuant to the 2002 Recognition and Retention Plan and Trust Agreement and held in the Trust will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction card, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction card to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

      We urge each of you to vote, as a means of participating in the governance of the affairs of PFS Bancorp. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You should receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Sincerely,


                                           /s/ Mel E. Green

                                           Mel E. Green
                                           President and Chief Executive Officer